UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

OPKO Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.
Miami, Florida		33137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 575-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, OPKO Health, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting and the corresponding votes.

1. All eleven nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Against	Abstain	Broker Non-Votes
Phillip Frost, M.D.	423,666,978	40,175,942	296,243	79,767,645
Jane H. Hsiao, Ph.D.	422,928,151	40,947,325	263,687	79,767,645
Elias A. Zerhouni, M.D.	420,402,573	42,561,617	1,174,973	79,767,645
Steven D. Rubin	409,356,877	54,519,219	263,067	79,767,645
Gary J. Nabel, M.D., Ph.D.	420,083,341	43,643,796	412,026	79,767,645
Prem A. Lachman, M.D.	428,600,587	35,002,548	536,028	79,767,645
Roger J. Medel, M.D.	428,125,427	35,411,814	601,922	79,767,645
John A. Paganelli	398,032,505	65,734,019	372,639	79,767,645
Richard C. Pfenniger, Jr.	424,416,857	39,352,175	370,131	79,767,645
Subbarao V. Uppaluri, Ph.D.	454,992,813	8,481,656	664,694	79,767,645
Alice Lin-Tsing Yu, M.D., Ph.D.	418,457,740	45,287,103	394,320	79,767,645

2. The stockholders voted to approve the Company’s 2026 Equity Incentive Plan as disclosed in the Company’s 2026 Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
440,096,997	23,694,041	348,125	79,767,645

3. The stockholders voted to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Company’s 2026 Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
446,238,170	17,487,326	413,667	79,767,645

4. The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes on this proposal were as follows:

For	Against	Abstain
535,070,921	6,120,699	2,715,188

There were no broker non-votes for the proposal.

No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Date:	June 18, 2026	By:	/s/ Steven D. Rubin
		Name:	Steven D. Rubin
		Title:	Executive Vice President - Administration